UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2014

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32563	23-2956944
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 6, 2014, Orchids Paper Products Company (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of the acquisition (the “Acquisition”) of certain assets of the United States tissue business (the “Fabrica Business”) of Fabrica de Papel San Francisco, S.A. de C.V. (“Fabrica”), pursuant to an Asset Purchase Agreement dated as of May 5, 2014, by and among Orchids Mexico (DE) Holdings, LLC, Fabrica and the Company.  Prior to the Acquisition, the products of the Fabrica Business were distributed in the United States by an affiliate of Fabrica, Golden Gate Paper Company, Inc. (“Golden Gate”), pursuant to a supply agreement between Fabrica and Golden Gate.  Golden Gate’s business was comprised of the Fabrica Business and sales of pulp fibers (i.e. waste paper) purchased in the United States to Fabrica.  The Company did not purchase Golden Gate in the Acquisition; rather, only the customer list of the Fabrica Business was acquired.  As a result, the Company did not acquire any of Golden Gate’s assets or assume any of Golden Gate’s liabilities.  The Company is filing this Current Report Amendment No. 1 on Form 8-K/A (the “Amendment”), which amends the Initial Report to file: (1) the audited financial statements of Golden Gate as of and for the year ended December 31, 2013, (2) the unaudited financial statements of Golden Gate for the three months ended March 31, 2014 and 2013, and (3) the unaudited consolidated pro forma financial statements of the Company as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.  The Company believes the historical financial statements of Golden Gate filed with this Amendment are the most relevant and meaningful historical financial statements regarding the Acquisition to the Company’s stockholders.

Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

The unaudited condensed balance sheet of Golden Gate as of March 31, 2014, the audited condensed balance sheet as of December 31, 2013, and the related condensed statements of income and cash flows for the three months ended March 31, 2014 and 2013, and the notes to the condensed financial statements are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The audited balance sheet of Golden Gate as of December 31, 2013, and the related statements of income, stockholder’s equity and cash flows for the year ended December 31, 2013, the notes to the financial statements and the Independent Auditor’s Report are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited consolidated pro forma balance sheet of the Company as of March 31, 2014, and the related consolidated pro forma statements of income for the three months ended March 31, 2014 and for the year ended December 31, 2013, and the notes to unaudited consolidated pro forma financial statements are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(d)   Exhibits.  See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: August 13, 2014	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description
23.1	Consent of Hogan Taylor LLP, Independent Registered Public Accounting Firm.

99.1

Unaudited condensed balance sheet of Golden Gate Paper Company, Inc. as of March 31, 2014, the audited condensed balance sheet as of December 31, 2013, and the related condensed statements of income and cash flows for the three months ended March 31, 2014 and 2013, and the notes to the condensed financial statements.

99.2

Audited balance sheet of Golden Gate Paper Company, Inc. as of December 31, 2013, and the related statements of income, stockholder’s equity and cash flows for the year ended December 31, 2013, the notes to the financial statements and the Independent Auditor’s Report.

99.3

Unaudited consolidated pro forma balance sheet of the Company as of March 31, 2014 and the related consolidated pro forma statements of income for the three months ended March 31, 2014 and for the year ended December 31, 2013, and the notes to unaudited consolidated pro forma financial statements.